Exhibit 21.1

SUNGARD CAPITAL CORP.

SUNGARD CAPITAL CORP. II

SUNGARD DATA SYSTEMS INC.

SUBSIDIARIES OF THE REGISTRANTS

Company Name	Jurisdiction
SunGard Capital Corp.	Delaware
SunGard Capital Corp. II	Delaware
SunGard Data Systems Inc.	Delaware
Advanced Portfolio Technologies Ltd.	Bermuda
Advanced Portfolio Technologies Ltd.	England & Wales
Advanced Portfolio Technologies, Inc.	Delaware
Alpha Numeric Developments Limited	England & Wales
Aspiren Systems Integration Ltd	England & Wales
Assent LLC	Delaware
Automated Securities Clearance (Europe) Limited	England & Wales
Automated Securities Clearance LLC	Delaware
Birza Limited	Ireland
C.T. Computer Services Limited	England & Wales
Comex Information Technology (Shanghai) Co., Ltd.	China
Computer Stand-By Limited	England & Wales
Decalog (1991) Ltd.	Israel
Decalog (UK) Limited	England & Wales
Decalog Genie Informatique SAS	France
Decalog N.V.	The Netherlands
Decision Software, Inc.	New York
Derivatech UK Limited	England & Wales
E2-One UK Limited	England & Wales
Emos Futures Limited	England & Wales
Exeter Educational Management Systems, Inc.	Massachusetts
Ex-FIS Limited	England & Wales
FAME (UK) Holdings Limited	England & Wales
FAME Information Services (Asia Pacific) Pte Ltd	Singapore
FDP Europe Limited	Scotland
Financial Systems Mobile Solutions, Switzerland S.A.	Switzerland
FNI (I), L.L.C.	Delaware
FNX (UK).	England & Wales
FNX India Software Limited Private Company	India
FNX Ltd, Mauritius	Republic of Mauritius
FNX, L.L.C.	Delaware
Fox River Execution Technology, LLC	Illinois

GL Settle Limited	England & Wales
GL Settle, Inc.	Delaware
GL Trade (South Africa) (Proprietary) Limited	South Africa
GL Trade Americas, Inc.	New York
GL Trade Australia Pty. Ltd.	Australia
GL Trade Bilgisaya Hizmetleri Ticaret Limited Sirketi	Turkey
GL Trade Capital Markets Solutions Inc.	Pennsylvania
GL Trade CMS (Thailand) Company Limited	Thailand
GL Trade Holdings, Inc.	Delaware
GL Trade Overseas, Inc.	Delaware
GL Trade Software DOO	Serbia
GL Trade Solution CMS (Thailand) Company Limited	Thailand
GL Trade Solutions Pte Ltd.	Singapore
GLESIA Srl	Italy
Guardian dr (Overseas Holdings) Limited	England & Wales
Guardian iT	England & Wales
Guardian iT France S.A.	France
Guardian iT Holdings (Belgium) NV	Belgium
HTE-Alberta Ltd.	Alberta
IFIS Infotec (USA) Inc.	New York
InFlow LLC	Delaware
Infotec Financial (UK) Limited	England & Wales
Integrity Treasury Solutions Europe Limited	England & Wales
Integrity Treasury Solutions Inc.	Delaware
Integrity Treasury Solutions Limited	England & Wales
Integrity Treasury Solutions Pty Ltd.	Australia
Integrity Treasury Solutions Singapore Pte Ltd	Singapore
iXguardian Limited	England & Wales
Kiodex Limited	England & Wales
Kronos Software Limited	England & Wales
Lonsdale Chetwyn Holdings Limited	England & Wales
Mindwell AB	Sweden
Minorca Corporation NV	Netherlands Antilles
Monis Management Limited	England & Wales
Monis Software Inc.	New York
Monis Software Limited	England & Wales
Online Securities Processing Inc.	Delaware
Oshap Software Industries Ltd.	Israel
Oshap Technologies Ltd.	Israel
Portfolio Administration (Channel Islands) Limited	Jersey
Prismlight Pte. Ltd.	Singapore
Reech Capital Limited	England & Wales
Reech Employee Trustee Ltd	England & Wales

Renaissance Software U.K. Limited	England & Wales
Riofin Limited	England & Wales
Safetynet Group	England & Wales
Safetynet International Limited	England & Wales
Safetynet Limited	England & Wales
SCT Technologies de Mexico S. de R.L. de C.V.	Mexico
Sherwood US Holdings Limited	England & Wales
SIS Europe Holdings LLC	Delaware
SRS Development Inc.	Delaware
Strohl Systems (UK) Limited	England & Wales
SunGard (Benelux) N.V.	Belgium
SunGard (Israel) Ltd.	Israel
SunGard (Switzerland) SA	Switzerland
SunGard Ambit (Australia) Pty Ltd	Australia
SunGard Ambit (Malaysia) Sdn. Bhd.	Malaysia
SunGard Ambit (Singapore) Pte. Ltd.	Singapore
SunGard Ambit (Thailand) Limited	Thailand
SunGard Ambit Holdings Pty Ltd	Australia
SunGard Ambit Investment Holdings Pty Ltd	Australia
SunGard Ambit LLC	Delaware
SunGard Ambit Pakistan (Private) Limited	Pakistan
SunGard Ambit Technology Pty Ltd	Australia
SunGard Apex International Limited	England & Wales
SunGard Apex UK Limited	England & Wales
SunGard AR Financing LLC	Delaware
SunGard Asia Pacific Inc.	Delaware
SunGard Availability Services (Belgium) NV	Belgium
SunGard Availability Services (Canada) Ltd.	Ontario
SunGard Availability Services (Deutschland) GmbH	Germany
SunGard Availability Services (DR) Limited	England & Wales
SunGard Availability Services (France) S.A.	France
SunGard Availability Services (Ireland) Limited.	Ireland
SunGard Availability Services (Luxembourg) SA	Luxembourg
SunGard Availability Services (Nordic) AB	Sweden
SunGard Availability Services (Norway) AS	Norway
SunGard Availability Services (Poland) Sp. z.o.o.	Poland
SunGard Availability Services (UK) Limited	England & Wales
SunGard Availability Services LP	Pennsylvania
SunGard Availability Services Ltd.	Delaware
SunGard AvantGard LLC	California
SunGard Business Integration (UK) Limited	England & Wales
SunGard Business Integration AG	Switzerland
SunGard Business Integration GmbH	Germany

SunGard Business Systems LLC	Delaware
SunGard Computer Services LLC	Delaware
SunGard Consulting Services LLC	Delaware
SunGard CSA LLC	Delaware
SunGard Data Management Solutions (UK) Limited	England & Wales
SunGard Data Systems Beijing Co. Ltd.	China
SunGard Dealing Systems Pty Limited	Australia
SunGard Development Corporation	Delaware
SunGard DIS Inc.	Delaware
SunGard Do Brasil Servicos de Informatica Ltda.	Brazil
SunGard Energy Solutions Limited	England & Wales
SunGard Energy Systems Inc.	Delaware
SunGard eProcess Intelligence LLC	Delaware
SunGard Finance SAS	France
SunGard Financial Systems (France) SAS	France
SunGard Financial Systems (Middle East) Limited	Dubai
SunGard Financial Systems LLC	Delaware
SunGard Financing LLC	Delaware
SunGard Front Arena AB	Sweden
SunGard Funding II LLC	Delaware
SunGard Funding LLC	Delaware
SunGard Global Execution Services Limited	England & Wales
SunGard Global Services (France)	France
SunGard Global Services (Ireland) Limited	Ireland
SunGard Global Services (Tunisia)	Tunisia
SunGard Global Services (Tunisia) II SARL	Tunisia
SunGard Global Services (Tunisia) III	Tunisia
SunGard Global Services (UK) Limited	England & Wales
SunGard Global Trading (Belgium)	Belgium
SunGard Global Trading (Deutschland) GmbH	Germany
SunGard Global Trading (Hong Kong) Limited	Hong Kong
SunGard Global Trading (Iberica) S.L.	Spain
SunGard Global Trading (Japan) KK	Japan
SunGard Global Trading (Nederland) B.V.	The Netherlands
SunGard Global Trading (Portugal) LDA	Portugal
SunGard Global Trading (Suisse) SA	Switzerland
SunGard Global Trading (UK) Limited	England & Wales
SunGard Higher Education Inc.	Delaware
SunGard Higher Education International Limited	England & Wales
SunGard Higher Education Managed Services Inc.	Delaware
SunGard Holdco LLC	Delaware
SunGard Holding Corp.	Delaware
SunGard Holdings Limited	England & Wales

SunGard Iberia, S.L.	Spain
SunGard India Sales Private Limited	India
SunGard Institutional Brokerage Inc.	New York
SunGard Insurance Services Limited	England & Wales
SunGard International Holdings Inc.	Delaware
SunGard Investment Systems LLC	Delaware
SunGard Investment Systems U.K. Limited	England & Wales
SunGard Investment Ventures LLC	Delaware
SunGard IT Availability (India) Private Limited	India
SunGard Italia s.r.l.	Italy
SunGard iWORKS (Canada) Inc.	Ontario
SunGard iWORKS LLC	Delaware
SunGard iWORKS P&C (US) Inc.	Delaware
SunGard Kingstar Cayman Islands Limited	The Cayman Islands
SunGard Kingstar Data System (China) Co., Ltd.	China
SunGard Kiodex LLC	Delaware
SunGard Latinoamerica, S.A. de C.V.	Mexico
SunGard NetWork Solutions Inc.	Delaware
SunGard Pensions Limited	England & Wales
SunGard Public Sector AG Limited	England & Wales
SunGard Public Sector Inc.	Florida
SunGard Reference Data Solutions LLC	Delaware
SunGard SAS Canada Holdings Inc.	Delaware
SunGard SAS Holdings Inc.	Delaware
SunGard Securities Finance International LLC	Delaware
SunGard Securities Finance LLC	Delaware
SunGard Security Services AB	Sweden
SunGard Shareholder Systems LLC	Delaware
SunGard Sherwood Systems (Netherlands) B.V.	The Netherlands
SunGard Sherwood Systems Group Limited	England & Wales
SunGard Sherwood Systems Limited	England & Wales
SunGard Software, Inc.	Delaware
SunGard Solutions (India) Private Limited	India
SunGard Solutions Software (India) Private Limited	India
SunGard System Access (Czech Republic) s.r.o.	Czech Republic
SunGard System Access (Europe) Limited	England & Wales
SunGard System Access (Philippines), Inc.	Philippines
SunGard System Access (Slovakia) spol. s.r.o.	Slovak Republic
SunGard System Access Asia Pacific Sdn Bhd	Malaysia
SunGard System Access Genesys Pte Ltd	Singapore
SunGard Systeme GmbH	Germany
SunGard Systems (Thailand) Company Limited	Thailand
SunGard Systems Hong Kong Limited	Hong Kong

SunGard Systems International Inc.	Pennsylvania
SunGard Systems Japan K.K.	Japan
SunGard Systems Korea Ltd.	Korea
SunGard Systems Ltd.	England & Wales
SunGard Systems Luxembourg S.A.	Luxembourg
SunGard Systems Malaysia Sdn Bhd	Malaysia
SunGard Systems NZ Limited	New Zealand
SunGard Systems Philippines Inc.	Philippines
SunGard Systems Pty Limited	Australia
SunGard Systems Singapore Pte Limited	Singapore
SunGard Systems South Africa (Proprietary) Limited	South Africa
SunGard Technologies (Canada) Inc.	Ontario
SunGard Technology Services LLC	Delaware
SunGard Treasury Systems Europe Limited	England & Wales
SunGard Treasury Systems UK Limited	England & Wales
SunGard UK Holdings Limited	England & Wales
SunGard VeriCenter, Inc.	Delaware
SunGard VPM Inc.	New York
SunGard Workflow Solutions LLC	Delaware
System Access (Suisse) SARL	Switzerland
Systems Computer Technology de Mexico S. dr R.L. de C.V.	Mexico
TeleVault iT Limited	England & Wales
Tiger Systems Limited	England & Wales
TP Technologies S.A.	Belgium
Trax N.V.	Belgium